UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2006 (May 11, 2006)

IMPLANT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-25839	04-2837126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

107 Audubon Road #5 Wakefield, MA		01880
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (781) 246-0700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Implant Sciences Corporation held its fiscal 2006 third quarter earnings conference call on Thursday, May 11, 006. The transcript of the conference call is attached hereto as Exhibit 99.1.

On May 12, 2006, the Company issued a press release announcing that due to the general public’s inability to access the May 11, 2006 conference call, an additional conference call was scheduled for 4:10PM Eastern Time on May 15, 2006 to provide the opportunity for participants to engage in a question and answer session with the Company’s management. The press release is attached hereto as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits.

(a)	Exhibits

	99.1	May 11, 2006 Transcript of the Implant Sciences Corporation Fiscal 2006 Third Quarter Earnings Conference Call.

	99.2	May 12, 2006 Press Release Announcing Continuation of Fiscal 2006 Third Quarter Earnings Conference Call Scheduled for May 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMPLANT SCIENCES CORPORATION

	By:	/s/ Anthony J. Armini
Anthony J. Armini
President and Chief Executive Officer

Date: May 12, 2006